Supplement dated February 27, 2004 to the Prospectuses dated May 1, 2003 for the Pacific Portfolios, a variable annuity contract

issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectuses referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus to reflect the following effective March 1, 2004:

Reorganization of Pacific Select Fund Small-Cap Equity Portfolio into the Pacific Select Fund Small-Cap Index Portfolio

On April 30, 2004 (the “reorganization date”), the following transaction (the “reorganization”), is scheduled to occur:

•   The assets of Pacific Select Fund Small-Cap Equity Portfolio, the underlying Portfolio for the Small-Cap Equity Variable Investment Option, will be transferred to the Pacific Select Fund Small-Cap Index Portfolio in exchange for shares of the Small-Cap Index.

Termination of Investment Option: Small-Cap Equity

At the same time that the reorganization occurs, the corresponding Subaccount Units of the Small-Cap Equity Variable Investment Option will automatically be transferred to the Small-Cap Index Variable Investment Option in exchange for corresponding units of the Investment Option.

The Small-Cap Equity Variable Investment Option will cease to exist.

You need not take any action regarding any reorganization. The transfer of any Subaccount Units you hold in the Small-Cap Equity Variable Investment Option will occur automatically on the reorganization date and will not count toward any transfer limitation.

If you do not wish to participate in the Small-Cap Index Variable Investment Option in which you’ve acquired Subaccount Units as the result of the reorganization, you can transfer among the Investment Options as usual. There will be no charge on transfers for at least 60 days from the reorganization date. Thereafter, Pacific Life reserves the right to impose transfer fees for transfers as stated in the Prospectus. Any transfer made from the Small-Cap Index Variable Investment Option during this time will not count toward any calendar year limitation we may impose on the number of transfers you may make.

Outstanding instructions

Unless you instruct us otherwise, to the extent any outstanding instruction you have on file with us designates the Small-Cap Equity Investment Option, the instruction will be deemed an instruction for the Small-Cap Index Investment Option.

This includes, but is not limited to, instructions for initial and additional Investment allocations, transfer instructions (including instructions under any automatic transfer, DCA Plus program, portfolio rebalancing, earnings sweep, and dollar cost averaging programs), and partial withdrawals.

Postponement or termination of the transaction

If the reorganization is postponed or terminated, the corresponding transfer of Variable Account assets for that reorganization will also be postponed or terminated. We will notify you if either of these events occur.

HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers is amended.

The paragraphs in the Transfers section before the Market-timing Restrictions subsections are replaced with the following:

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets. If the transfer limitations regarding the international Variable Investment Options are exceeded, Pacific Life will suspend all expedited exchange privileges, including exchange or transfer orders requested via telephone or electronic methods, including web site and faxes, or via overnight mail delivery service or hand delivery service. In the event expedited exchange privileges are suspended, we will only accept regular first-class U.S. mail delivery for future exchange/transfer requests. Suspension of privileges will remain in effect for at least 1 year, or such longer period of time as Pacific Life determines, in our sole discretion, to be appropriate and necessary to protect the rights or interest of other Contract Owners.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of Contract Value from the Loan Account back into your Investment Options following a loan repayment is considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, DCA Plus program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one transfer of all or a portion of the Contract Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

Certain restrictions apply to any available fixed option. See: THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Contract Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Contract Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Contract Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request.

AN OVERVIEW OF PACIFIC PORTFOLIOS – Optional Riders is amended.

The Optional Riders section is amended to restate and include the following:

Guaranteed Income Advantage (GIA) Rider

Subject to state availability of the GIA 5 Rider, the optional Guaranteed Income Advantage Rider (GIA Rider) is only available if the Effective Date of the GIA Rider is before March 1, 2004 or, if later, the date of state approval. It offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

Guaranteed Income Advantage 5 (GIA 5) Rider

Subject to state availability, the optional Guaranteed Income Advantage 5 Rider (GIA 5 Rider) is only available if the Effective Date of the Rider is on or after March 1, 2004. It offers a guaranteed income advantage annuity option. You may buy the GIA 5 Rider on the Contract Date or on any Contract Anniversary. The GIA 5 Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC PORTFOLIOS – Periodic Contract Expenses (calculated as a percentage of Contract Value) is amended.

The Periodic Contract Expenses table is amended to restate the following:

•   Guaranteed Income Advantage 5 (GIA 5) Rider             0.75%[7]

    Annual Charge (Optional Rider)

•   Guaranteed Protection Advantage 5 Annual Charge            0.75%[9]

    (Guaranteed Protection Charge) (Optional Rider)

•   Income Access Rider Annual Charge (Optional Rider)            0.75%[10]

[7]   If you buy this optional Rider (subject to state availability), we deduct this charge on each Contract Anniversary and the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. The 0.75% GIA 5 charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. The charge if you purchase the Rider will also be shown on the Rider in your Contract. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under the Rider. The optional Guaranteed Income Advantage Rider (GIA Rider) is only available if the Effective Date of the Rider is before March 1, 2004.

9   If you buy the Guaranteed Protection Advantage 5 Rider (subject to state availability), we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. This charge may change if you elect the Step-Up provision allowable under the Rider. The 0.75% GPA charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.25%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract. If the Effective Date of the Rider is before March 1, 2004 the Guaranteed Protection Charge is equal to 0.10%.

[10]  If you buy the Income Access Rider (subject to state availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% Income Access Charge is the maximum charge allowable under the terms and conditions of the rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under the Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract. If the Effective Date of the Rider is before March 1, 2004 the Income Access Rider Annual Charge is equal to 0.30%.

AN OVERVIEW OF PACIFIC PORTFOLIOS – Examples is amended.

The Examples section is amended to read as follows:

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2003. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

Maximum* 1 Year	3 Years	5 Years	10 Years
$1,196	$2,227	$3,063	$5,496

Minimum* 1 Year	3 Years	5 Years	10 Years
$811	$1,098	$1,230	$2,076

• If you annuitized your Contract:

Maximum* 1 Year	3 Years	5 Years	10 Years
$1,196	$1,687	$2,793	$5,496

Minimum* 1 Year	3 Years	5 Years	10 Years
$811	$558	$960	$2,076

• If you did not surrender, nor annuitize, but left the money in your Contract:

Maximum* 1 Year	3 Years	5 Years	10 Years
$566	$1,687	$2,793	$5,496

Minimum* 1 Year	3 Years	5 Years	10 Years
$181	$558	$960	$2,076

*   In calculating the examples above, we used the maximum and minimum net operating expenses of all the Portfolios for the 1 year period and the maximum and minimum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

PURCHASING YOUR CONTRACT is amended.

The PURCHASING YOUR CONTRACT section is amended to include the following:

Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)

You may purchase the GIA 5 Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA 5 Rider only if the age of each Annuitant is 80 years or younger on the date the GIA 5 Rider is purchased, and the entire Contract Value is invested according to an asset allocation program established and maintained by us for this GIA 5 Rider. The GIA 5 Rider will remain in effect until the earlier of:

•   the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•   the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•   the date death benefit proceeds become payable under the Contract,

•   the date the Contract is terminated in accordance with the terms of the Contract, or

•   the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA 5 Rider or electing the Step-Up provision available under this Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract or are considering taking a loan, you should carefully consider whether the Rider is appropriate for you.

Subject to state availability, for an Income Access Rider with an effective date on or after March 1, 2004, the Purchasing the Income Access Rider (Optional) section is replaced with the following:

Purchasing the Income Access Rider (Optional)

Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•   the age of each Annuitant is 85 years or younger on the date of purchase, and

•   your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You should consult a qualified adviser for complete information and advice before purchasing the Income Access Rider or electing the Step-Up provision available under this Rider.

There may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract or are considering taking a loan, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary.

The Rider allows for withdrawals from the Contract of up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero.

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Income Access Rider, the Contract Value is greater than the Remaining Protected Balance, you may elect to Step-Up (increase) the Remaining Protected Balance to an amount equal to 100% of the Contract Value.

For purposes of the Income Access Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

The initial Protected Payment Base and initial Remaining Protected Balance are equal to:

•   your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date; or

•   the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.

The initial Protected Payment Amount is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

Example #1—Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Contract Years	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Protected Payment Base (PPB)	Protected Payment Amount (7% of PPB)	Remaining Protected Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments.

Example #2—Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

Contract Years	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Protected Payment Base (PPB)	Protected Payment Amount (7% of PPB)	Remaining Protected Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without any adjustment to the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Withdrawals may be taken in a lump sum, in multiple withdrawals or in a series of pre-authorized withdrawals within the Contract Year.

Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example #3—Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

Contract Years	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Protected Payment Base (PPB)	Protected Payment Amount (7% of PPB)	Remaining Protected Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Under the terms and conditions of your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will reset the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•   the Contract Value immediately after the withdrawal, or

•   the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

Example #4—Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

Contract Years	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Protected Payment Base (PPB)	Protected Payment Amount (7% of PPB)	Remaining Protected Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Activity (Withdrawal)		$8,400	$103,600			$103,200

Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000

Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 – $5,000 = $98,200).

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•   the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•   no additional Purchase Payments will be accepted under the Contract,

•   any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•   the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death.

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•   the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•   the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•   the day of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•   the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•   the Annuity Date.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Optional Step-Up in the Remaining Protected Balance

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Income Access Charge may change if you elect a Step-Up, but will never exceed the Income Access Charge then being charged for this same benefit under newly issued riders. If you do not elect the optional Step-Up, the Income Access Charge on the Effective Date of the Rider will remain unchanged.

Your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

On each Step-Up Date, we will:

(a)    reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on the Step-Up Date;

(b)    reset the Protected Payment Base to an amount equal to the reset Remaining Protected Balance; and

(c)    reset the Protected Payment Amount to equal 7% of the reset Protected Payment Base.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date.

Your election to Step-Up the Remaining Protected Balance may result in a reduction in the Protected Payment Base and Protected Payment Amount.

Example #5—A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

Contract Years	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Protected Payment Base (PPB)	Protected Payment Amount (7% of PPB)	Remaining Protect Balance

Beginning of Year 4				$94,000	$6,580	$94,000

Activity (Withdrawal)		$6,580				$87,420

Beginning of Year 5				$94,000	$6,580	$87,420

Activity (Withdrawal)		$6,580				$80,840

Beginning of Year 6				$94,000	$6,580	$80,840

Activity (Withdrawal)		$6,580				$74,260

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260

Activity (Step-Up effected)

Beginning of Year 7 (Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 x 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

We will provide you with written confirmation of your Step-Up election.

CHARGES, FEES AND DEDUCTIONS is amended.

The CHARGES, FEES AND DEDUCTIONS section is amended to include the following:

Guaranteed Protection Advantage 5 Annual Charge (Optional Rider)

If you purchase the optional Guaranteed Protection Advantage 5 Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.25% (maximum charge is 0.75%), multiplied by your Contract Value on the date the Charge is deducted. If the Effective Date of the Rider is before March 1, 2004, the Guaranteed Protection Charge is equal to 0.10%.

The Guaranteed Protection Charge may change if you elect the Step-Up option but will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect the optional Step-Up, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

If your Contract was issued before July 1, 2003, any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%.

Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)

If you purchase the GIA 5 Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA 5 Charge) for expenses related to the GIA 5 Rider. The GIA 5 Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA 5 Charge from your Investment Options on a proportionate basis:

•  on each Contract Anniversary the GIA 5 Rider remains in effect,

•  on the Annuity Date, if the GIA 5 Rider is still in effect, and

•  when the GIA 5 Rider is terminated.

If you terminate the GIA 5 Rider, we will charge your Contract for the annual GIA 5 Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA 5 Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

The GIA 5 Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your GIA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider, we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Income Access Rider Annual Charge is equal to 0.40% (0.30% if the Effective Date of the Rider is before March 1, 2004.) multiplied by your Contract Value on the date the Charge is deducted.

The Income Access Charge may change if you elect the Step-Up option in the Remaining Protected Balance, but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.

If your Contract was issued before July 1, 2003, any portion of the Income Access Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%.

RETIREMENT BENEFITS AND OTHER PAYOUTS – Choosing Your Annuity Option is amended.	The Choosing Your Annuity Option section is amended to include the following: Guaranteed Income Advantage 5 Annuity Option
If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described, or you may choose the Guaranteed Income Advantage 5 Annuity Option if 10 years have passed since the GIA 5 Rider was purchased and the GIA 5 Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base—The amount applied on the Annuity Date as a single premium to provide annuity payments under the Guaranteed Income Advantage 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•   the Guaranteed Income Base as of the Annuity Date, adjusted for any Market Value Adjustment, less

•   any applicable withdrawal charge resulting from the conversion to the Guaranteed Income Advantage 5 Annuity Option, less

•   any Contract Debt, and less

•   any charge for premium taxes and/or other taxes.

Guaranteed Income Base—If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•   Purchase Payments received by us, plus

•   increases at an annual growth rate of 5%, plus

•   additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•   adjustments for withdrawals,

•   or adjustments for transfers made from a Guaranteed Interest Option (GIOs).

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges and any Market Value Adjustment, to the Contract Value immediately prior to the withdrawal.

The adjustment made for each transfer from a Guaranteed Interest Option (GIOs) is calculated by multiplying the Guaranteed Income Base prior to the transfer by the ratio of the amount of any Market Value Adjustment resulting from the transfer, to the Contract Value immediately prior to the transfer.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•   the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday,

•   or the day the GIA 5 Rider terminates.

Election of Step-Up—On any Contract Anniversary beginning with the fifth (5th ) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge may change if you elect a Step-Up in the Guaranteed Income Base. However, the Guaranteed Income Advantage Charge will never exceed the Guaranteed Income Advantage Charge then being offered for this same benefit under newly issued riders. If the Guaranteed Income Base is never stepped-up, the Guaranteed Income Advantage Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

The annuity payments that may be elected under the Guaranteed Income Advantage 5 Option are:

•   Life Only,

•   Life with Period Certain,

•   Joint and Survivor Life, or

•   Period Certain Only.

If you elect the Guaranteed Income Advantage 5 (GIA 5) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage 5 Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA 5 Annuity Option available.

PACIFIC LIFE AND THE SEPARATE ACCOUNT – Financial Highlights is amended.

The Financial Highlights section is amended by adding the following:

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the three year period ended December 31, 2003 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2003.

	2003	2002	2001	2000	1999	1998	1997	1996

Blue Chip1
Subaccount Unit Value at beginning of period	$5.86	$8.03	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.25	$5.86	$8.03	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	31,559,184	22,722,046	19,099,383	N/A	N/A	N/A	N/A	N/A

Aggressive Growth1
Subaccount Unit Value at beginning of period	$6.06	$7.91	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.57	$6.06	$7.91	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,264,292	1,134,413	2,897,951	N/A	N/A	N/A	N/A	N/A

Diversified Research2
Subaccount Unit Value at beginning of period	$7.79	$10.42	$10.87	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$10.19	$7.79	$10.42	$10.87	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	7,873,097	6,114,378	6,018,484	4,671,588	N/A	N/A	N/A	N/A

Small-Cap Equity3
Subaccount Unit Value at beginning of period	$12.75	$16.92	$17.60	$23.01	$17.98	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$17.70	$12.75	$16.92	$17.60	$23.01	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	4,729,729	3,836,873	4,724,501	5,207,769	837,054	N/A	N/A	N/A

International Large-Cap2
Subaccount Unit Value at beginning of period	$5.06	$6.24	$7.74	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.52	$5.06	$6.24	$7.74	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	35,516,195	22,629,241	24,033,715	16,119,405	N/A	N/A	N/A	N/A

Short Duration Bond[4]
Subaccount Unit Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	19,757,550	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-Net TollkeeperSM5
Subaccount Unit Value at beginning of period	$2.65	$4.38	$6.72	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$3.74	$2.65	$4.38	$6.72	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	4,344,526	4,114,478	4,719,596	5,473,395	N/A	N/A	N/A	N/A

Financial Services1
Subaccount Unit Value at beginning of period	$7.70	$9.14	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$9.79	$7.70	$9.14	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,840,157	1,548,005	1,422,507	N/A	N/A	N/A	N/A	N/A

Health Sciences1
Subaccount Unit Value at beginning of period	$6.88	$9.10	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.68	$6.88	$9.10	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,411,291	1,927,951	2,092,867	N/A	N/A	N/A	N/A	N/A

Technology1
Subaccount Unit Value at beginning of period	$3.08	$5.82	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$4.33	$3.08	$5.82	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	5,548,736	2,469,954	2,183,699	N/A	N/A	N/A	N/A	N/A

Growth LT
Subaccount Unit Value at beginning of period	$14.55	$20.78	$29.92	$38.74	$19.84	$12.71	$11.61	$10.00
Subaccount Unit Value as of December 31	$19.23	$14.55	$20.78	$29.92	$38.74	$19.84	$12.71	$11.61
Number of Subaccount Units outstanding at end of period	20,743,661	23,921,217	28,200,043	32,677,987	24,739,519	10,966,264	3,826,332	950,317

Focused 306
Subaccount Unit Value at beginning of period	$4.90	$7.03	$8.23	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.87	$4.90	$7.03	$8.23	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,154,453	1,415,371	1,899,802	1,969,500	N/A	N/A	N/A	N/A

Mid-Cap Value7
Subaccount Unit Value at beginning of period	$12.05	$14.28	$12.78	$10.38	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$15.33	$12.05	$14.28	$12.78	$10.38	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	15,530,678	13,782,090	16,063,739	11,314,553	3,539,541	N/A	N/A	N/A

International Value
Subaccount Unit Value at beginning of period	$9.20	$10.83	$14.06	$16.10	$13.29	$12.76	$11.84	$10.00
Subaccount Unit Value as of December 31	$11.58	$9.20	$10.83	$14.06	$16.10	$13.29	$12.76	$11.84
Number of Subaccount Units outstanding at end of period	30,099,302	25,388,618	27,830,940	34,358,474	30,366,865	15,066,242	5,292,436	1,312,817

Capital Opportunities[1]
Subaccount Unit Value at beginning of period	$6.01	$8.33	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.54	$6.01	$8.33	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	6,855,490	5,371,607	4,987,959	N/A	N/A	N/A	N/A	N/A

Equity Index
Subaccount Unit Value at beginning of period	$14.02	$18.32	$21.14	$23.64	$19.88	$15.69	$11.97	$10.00
Subaccount Unit Value as of December 31	$17.74	$14.02	$18.32	$21.14	$23.64	$19.88	$15.69	$11.97
Number of Subaccount Units outstanding at end of period	17,845,729	22,509,470	26,521,065	34,504,075	28,123,841	15,518,412	4,460,482	757,175

Small-Cap Index7
Subaccount Unit Value at beginning of period	$8.72	$11.22	$11.19	$11.77	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.60	$8.72	$11.22	$11.19	$11.77	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	10,202,069	7,440,682	4,911,139	5,321,131	3,538,845	N/A	N/A	N/A

Multi-Strategy
Subaccount Unit Value at beginning of period	$13.29	$15.50	$15.91	$16.01	$15.17	$13.01	$11.03	$10.00
Subaccount Unit Value as of December 31	$16.16	$13.29	$15.50	$15.91	$16.01	$15.17	$13.01	$11.03
Number of Subaccount Units outstanding at end of period	8,902,854	9,863,550	12,389,066	12,843,499	12,744,327	8,073,603	1,830,504	294,936

	2003	2002	2001	2000	1999	1998	1997	1996

Main Street® Core
Subaccount Unit Value at beginning of period	$11.80	$16.71	$18.60	$20.22	$18.10	$14.78	$11.66	$10.00
Subaccount Unit Value as of December 31	$14.77	$11.80	$16.71	$18.60	$20.22	$18.10	$14.78	$11.66
Number of Subaccount Units outstanding at end of period	18,715,733	15,878,510	20,507,327	32,058,370	26,156,874	14,764,834	4,189,318	743,123

Emerging Markets
Subaccount Unit Value at beginning of period	$5.54	$5.79	$6.43	$10.14	$6.70	$9.28	$9.57	$10.00
Subaccount Unit Value as of December 31	$9.20	$5.54	$5.79	$6.43	$10.14	$6.70	$9.28	$9.57
Number of Subaccount Units outstanding at end of period	8,155,010	6,797,735	7,852,984	8,225,853	6,758,343	3,975,851	1,342,086	240,607

Inflation Managed
Subaccount Unit Value at beginning of period	$14.73	$12.94	$12.58	$11.41	$11.80	$10.95	$10.14	$10.00
Subaccount Unit Value as of December 31	$15.72	$14.73	$12.94	$12.58	$11.41	$11.80	$10.95	$10.14
Number of Subaccount Units outstanding at end of period	22,549,588	21,334,549	13,897,811	17,179,920	13,720,231	4,543,208	1,506,839	673,682

Managed Bond
Subaccount Unit Value at beginning of period	$14.77	$13.50	$12.76	$11.60	$11.99	$11.14	$10.27	$10.00
Subaccount Unit Value as of December 31	$15.47	$14.77	$13.50	$12.76	$11.60	$11.99	$11.14	$10.27
Number of Subaccount Units outstanding at end of period	36,605,225	43,039,670	50,452,819	42,510,009	31,653,501	16,897,325	4,434,069	742,041

Small-Cap Value4
Subaccount Unit Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	5,534,329	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Money Market
Subaccount Unit Value at beginning of period	$12.39	$12.39	$12.10	$11.55	$11.16	$10.75	$10.36	$10.00
Subaccount Unit Value as of December 31	$12.31	$12.39	$12.39	$12.10	$11.55	$11.16	$10.75	$10.36
Number of Subaccount Units outstanding at end of period	15,188,588	25,520,134	31,599,970	33,992,524	27,967,969	14,823,792	3,041,495	1,478,808

High Yield Bond
Subaccount Unit Value at beginning of period	$11.01	$11.51	$11.52	$12.13	$11.95	$11.83	$10.96	$10.00
Subaccount Unit Value as of December 31	$13.06	$11.01	$11.51	$11.52	$12.13	$11.95	$11.83	$10.96
Number of Subaccount Units outstanding at end of period	16,221,664	11,757,291	11,510,008	11,695,713	11,078,968	7,396,859	2,702,260	630,637

Equity Income[8]
Subaccount Unit Value at beginning of period	$8.53	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$10.61	$8.53	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,703,687	3,185,527	N/A	N/A	N/A	N/A	N/A	N/A

Equity
Subaccount Unit Value at beginning of period	$10.63	$14.66	$19.01	$25.76	$18.85	$14.68	$12.59	$10.00
Subaccount Unit Value as of December 31	$13.03	$10.63	$14.66	$19.01	$25.76	$18.85	$14.68	$12.59
Number of Subaccount Units outstanding at end of period	8,404,200	10,210,779	13,689,954	17,310,865	13,292,054	6,695,038	1,983,738	453,223

Aggressive Equity
Subaccount Unit Value at beginning of period	$7.19	$9.73	$11.92	$15.31	$12.19	$10.92	$10.67	$10.00
Subaccount Unit Value as of December 31	$9.43	$7.19	$9.73	$11.92	$15.31	$12.19	$10.92	$10.67
Number of Subaccount Units outstanding at end of period	8,264,479	9,119,281	9,654,622	12,691,264	11,134,505	5,808,703	1,711,363	387,987

Large-Cap Value7
Subaccount Unit Value at beginning of period	$9.02	$11.87	$12.49	$10.99	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$11.67	$9.02	$11.87	$12.49	$10.99	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	33,234,833	26,065,399	25,206,629	9,783,552	5,648,927	N/A	N/A	N/A

Comstock
Subaccount Unit Value at beginning of period	$6.65	$8.66	$9.75	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.62	$6.65	$8.66	$9.75	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	10,427,793	2,123,576	2,178,943	1,347,212	N/A	N/A	N/A	N/A

Real Estate7
Subaccount Unit Value at beginning of period	$13.58	$13.82	$12.91	$9.86	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$18.42	$13.58	$13.82	$12.91	$9.86	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	5,325,725	4,924,295	4,618,797	4,442,265	1,859,366	N/A	N/A	N/A

Mid-Cap Growth[1]
Subaccount Unit Value at beginning of period	$4.18	$8.01	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.38	$4.18	$8.01	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	5,358,589	3,482,177	2,269,327	N/A	N/A	N/A	N/A	N/A

1	This Subaccount began operations on January 2, 2001.
2	This Subaccount began operations on January 3, 2000.
3	This Subaccount began operations on October 1, 1999.
[4]	This Subaccount began operations on May 1, 2003.
5	This Subaccount began operations on May 1, 2000.
6	This Subaccount began operations on October 2, 2000.
7	This Subaccount began operations on January 4, 1999.
[8]	This Subaccount began operations on January 2, 2001.

ADDITIONAL INFORMATION – Financial Statements is amended.

The Financial Statements section is amended by adding the following:

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2003 and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated as of December 31, 2003. Pacific Life’s consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are contained in the Statement of Additional Information.

Supplement dated February 27, 2004 to the

Statement of Additional Informations dated May 1, 2003 for the

Pacific Value, Pacific Value for Prudential Securities, Pacific Innovations, Pacific Innovations Select,

Pacific One, Pacific One Select, Pacific Portfolios, and Pacific Odyssey,

variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Statement of Additional Information to reflect the following:

The FINANCIAL STATEMENTS section is amended.

The Financial Statements section is amended by adding the following:

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2003 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2003. Pacific Life’s consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

The INDEPENDENT AUDITORS section is amended.

The Independent Auditors section is amended by adding the following:

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

FORM NO.: SAISUP304

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

February 23, 2004

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2003	2002

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$23,369	$20,747
Equity securities available for sale, at estimated fair value	128	90
Trading securities, at estimated fair value	306	572
Mortgage loans	3,811	3,123
Real estate	168	153
Policy loans	5,407	5,115
Interest in PIMCO (Note 2)	1,089	2,054
Other investments	1,185	1,094

TOTAL INVESTMENTS	35,463	32,948
Cash and cash equivalents	496	581
Deferred policy acquisition costs	2,817	2,261
Accrued investment income	411	431
Other assets	1,028	760
Separate account assets	25,163	19,241

TOTAL ASSETS	$65,378	$56,222

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$27,921	$25,717
Future policy benefits	5,053	4,775
Short-term and long-term debt	275	475
Other liabilities	1,664	1,797
Separate account liabilities	25,163	19,241

TOTAL LIABILITIES	60,076	52,005

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	500	153
Unearned ESOP shares	(29)	(42)
Retained earnings	3,736	3,300
Accumulated other comprehensive income	1,065	776

TOTAL STOCKHOLDER’S EQUITY	5,302	4,217

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$65,378	$56,222

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
REVENUES
Insurance premiums	$1,146	$1,058	$ 812
Policy fees	932	857	821
Net investment income	1,785	1,681	1,628
Net realized investment gain (loss)	243	(269)	(13)
Commission revenue	187	162	181
Other income	229	215	225

TOTAL REVENUES	4,522	3,704	3,654

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,516	1,460	1,163
Interest credited to policyholder account balances	1,153	1,083	1,030
Commission expenses	581	560	524
Operating expenses	673	684	634

TOTAL BENEFITS AND EXPENSES	3,923	3,787	3,351

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	599	(83)	303
Provision for income taxes (benefit)	163	(112)	55

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	436	29	248
Cumulative adjustments due to changes in accounting principles, net of taxes			(7)

NET INCOME	$436	$29	$ 241

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment and Other, Net	Unrealized Gain on Interest in PIMCO, Net (Note 2)	Total

	(In Millions)
BALANCES, JANUARY 1, 2001	$30	$147	($6)	$3,030	($46)		$ 77	$3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Other equity adjustments		(1)						(1)
Allocation of unearned ESOP shares		(2)	13					11

BALANCES, DECEMBER 31, 2003	$30	$500	($29)	$3,736	$835	($3)	$ 233	$5,302

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$436	$29	$241
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(60)	(81)	(73)
Depreciation and other amortization	44	38	26
Deferred income taxes	(26)	(8)	56
Net realized investment (gain) loss	(243)	269	13
Net change in deferred policy acquisition costs	(556)	(148)	(317)
Interest credited to policyholder account balances	1,153	1,083	1,030
Change in trading securities	266	(114)	(387)
Change in accrued investment income	20	(54)	(42)
Change in future policy benefits	278	195	38
Change in other assets and liabilities	108	94	182

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,420	1,303	767

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(7,309)	(6,228)	(4,867)
Sales	2,143	921	905
Maturities and repayments	2,881	2,155	1,652
Repayments of mortgage loans	584	315	682
Proceeds from sales of real estate	5	28	44
Purchases of mortgage loans and real estate	(1,173)	(498)	(593)
Change in policy loans	(292)	(216)	(219)
Sale of interest in PIMCO (Note 2)	999
Other investing activity, net	258	259	472

NET CASH USED IN INVESTING ACTIVITIES	(1,904)	(3,264)	(1,924)

(Continued)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2003	2002	2001

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,842	$6,820	$4,690
Withdrawals	(5,604)	(4,787)	(3,320)
Short-term and long-term debt:
Net change in short-term debt	(200)	50	80
Payments of long-term debt		(14)
Capital contribution	350
Purchase of ESOP note		(46)
Allocation of unearned ESOP shares	11	9	6

NET CASH PROVIDED BY FINANCING ACTIVITIES	399	2,032	1,456

Net change in cash and cash equivalents	(85)	71	299
Cash and cash equivalents, beginning of year	581	510	211

CASH AND CASH EQUIVALENTS, END OF YEAR	$496	$581	$510

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$102	$11	($48)
Interest paid	$29	$20	$23

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 4).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2003 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2001, the Company adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133, and Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. As a result, during the year ended December 31, 2001, the Company recorded a decrease to net income of $7 million, net of taxes, as a cumulative adjustment due to changes in accounting principles. Additionally, upon adoption, the Company recorded an increase to accumulated other comprehensive income (OCI) of $38 million, net of taxes, and transferred $306 million of fixed maturity securities available for sale into the trading category, which resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss) during the year ended December 31, 2001.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002, and as a result, the Company’s net income increased $2 million for the years ended December 31, 2003 and 2002. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO), adopted SFAS No. 142 effective January 1, 2002. As a result, net investment income increased $1 million and $17 million for the years ended December 31, 2003 and 2002, respectively (Note 2). During the year ended December 31, 2003, the Company recorded goodwill impairments of $6 million (Note 7). The carrying value of goodwill as of December 31, 2003 and 2002 was $39 million and $47 million, respectively, and is included in other assets.

Effective January 1, 2003, the Company adopted FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. Adoption of FIN 45 did not have a material impact on the Company’s consolidated financial statements (Note 18).

Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, after January 1, 2003, including restructuring activities. SFAS No. 146 establishes a change in the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. Adoption of SFAS No. 146 did not have a material impact on the Company’s consolidated financial statements.

Effective June 1, 2003, the Company adopted SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Adoption of SFAS No. 150 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. Adoption of SFAS No. 149 did not have a material impact on the Company’s consolidated financial statements.

Effective October 1, 2003, the Company adopted FASB Derivatives Implementation Group (DIG) SFAS No. 133 Implementation Issue No. B36 (DIG B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. DIG B36 establishes the criteria for the bifurcation of an instrument into a debt host contract and an embedded credit derivative. One of the examples is related to the bifurcation of an embedded derivative within a reinsurer’s receivable and ceding company’s payable that arises from a modified coinsurance (MODCO) agreement. Since the yield on the payable and receivable related to the MODCO agreement is tied to the return on a specific block of assets, rather than the overall credit worthiness of the ceding company, DIG B36 concludes that this relationship does not qualify as clearly and closely related and therefore requires bifurcation. Upon adoption of SFAS No. 133, the Company selected January 1, 1999 as the transition date for embedded derivatives. As the Company has not entered into or substantively modified any of its existing MODCO agreements since the transition date, the MODCO agreements are grandfathered from the embedded derivative provisions. Adoption of DIG B36 did not have a material impact on the Company’s consolidated financial statements.

Effective December 31, 2003, the Company adopted SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (SFAS No. 132R). SFAS No. 132R revises employers’ disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by SFAS No. 87, Employers’ Accounting for Pensions, SFAS No. 88, Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and SFAS No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 132R retains the disclosure requirements contained in SFAS No. 132, Employers’ Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans (Note 16).

Effective February 1, 2003, the Company adopted FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires that Variable Interest Entities (VIE) be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities, or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires disclosures about VIEs that companies are not required to consolidate but in which a company has a significant variable interest. Adoption of FIN 46 did not have a material impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB issued FIN 46 (revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for the Company’s other VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning after December 15, 2004.

The Company is currently assessing the application of FIN 46R as it relates to the Company’s following investments and activities in VIEs, which were created or acquired prior to December 31, 2003:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$632	$645	$12
Managed Collateralized Debt Obligations	404	456	19
Asset and Mortgage-Backed Securities	(a)	(a)	4,270

	$1,036	$1,101	$4,301

(a) Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in other income as earned. ACG recorded marketing and administrative fees of $2 million, $3 million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2003, 2002 and 2001. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts, which is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for the insurance benefit feature that are assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits (GMDB) and guaranteed minimum income benefits (GMIB), a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. For contracts where sales inducements are offered, the costs of such inducements that meet specified criteria must be separately reported, capitalized and amortized over the life of the contracts using the same methodology as used for amortizing DAC. The Company has previously recorded GMDB and GMIB liabilities, with balances of $32 million and $51 million as of December 31, 2003 and 2002, respectively. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

During 2003, the EITF discussed EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. Under EITF No. 03-01, the EITF is developing an impairment model for certain investments classified as either available for sale or held to maturity under SFAS No. 115, and investments accounted for under the cost method or the equity method. The EITF has not reached a consensus on a final impairment model. In November 2003, the EITF stated that certain quantitative and qualitative disclosures are required for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115 where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. The disclosure requirements are effective for fiscal years ending after December 15, 2003, which the Company has adopted as of December 31, 2003.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. For variable rate and impaired securities, the investment is adjusted over the remaining life of the security. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves provided by a major independent data service which determines the discount yield based upon the security’s weighted average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. As of December 31, 2003, 70% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 25% from the above described matrix and 5% from other sources.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $25 million, $26 million and $27 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2003 and 2002, the carrying value of DAC was $2.8 billion and $2.3 billion, respectively (Note 4).

For universal life and investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

During the year ended December 31, 2002, the Company recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $90 million and $92 million as of December 31, 2003 and 2002, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 1.0% to 8.0% during 2003, 2002 and 2001.

FUTURE POLICY BENEFITS

Annuity benefit liabilities are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2003 and 2002, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force. Dividends to policyholders are included in policy benefits paid or provided.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, primarily on group health contracts, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the nature tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other single separate accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 7, 8 and 9, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	INTEREST IN PIMCO

The Company’s beneficial economic interest in PIMCO (the interest in PIMCO) is accounted for using the cost method, since the Company has virtually no influence over PIMCO’s operating and financial policies. Effective with the amendment of the Continuing Investment Agreement described below, PIMCO changed its method of allocating net income and will not allocate any goodwill impairment or goodwill amortization, if required by future U.S. GAAP changes, to the Company. Accordingly, revenue from PIMCO became equal to distributions received and declared. Prior to the amendment of the Continuing Investment Agreement, distributions received in excess of net income allocated by PIMCO were recorded as a reduction to the interest in PIMCO.

The interest in PIMCO is reported as of December 31, 2003, at an estimated fair value of $1,089 million as determined by the put and call option price described below. The increase (decrease) in unrealized gains of ($294) million, $354 million and $177 million, net of deferred income taxes (benefit) of ($114) million, $129 million and $66 million, for the years ended December 31, 2003, 2002 and 2001, respectively, is reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively.

Prior to March 10, 2003, the put option gave the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO. The put option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gave Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO to Allianz. The call option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14, if the call per unit value reached a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial per unit value as of December 31, 2002 was $551,924 and the per unit value as of December 31, 2003 was $562,964. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO to the Company are dependent on the performance of Pacific Investment Management Company LLC (PIMCO LLC), a subsidiary of PIMCO, and will be subject to certain limitations as defined in the agreements. PIMCO LLC offers investment products through managed accounts and institutional, retail and offshore mutual funds.

During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax gain recognized for the year ended December 31, 2003 was $327 million.

3.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Balance, January 1	$2,261	$2,113	$1,796

Additions:
Capitalized during the year	821	573	566

Amortization:
Allocated to commission expenses	(210)	(232)	(181)
Allocated to operating expenses	(53)	(77)	(65)
Allocated to OCI, net unrealized gains	(2)	(116)	(3)

Total amortization	(265)	(425)	(249)

Balance, December 31	$2,817	$2,261	$2,113

4.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2003	2002

	(In Millions)
Statutory capital and surplus	$2,359	$1,669
Deferred policy acquisition costs	2,926	2,382
Accumulated other comprehensive income	1,065	776
Asset valuation reserve	436	401
Non-admitted assets	332	338
Surplus notes	(150)	(150)
Deferred income taxes	(418)	(431)
Insurance and annuity reserves	(1,185)	(737)
Other	(63)	(31)

Stockholder’s equity as reported herein	$5,302	$4,217

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Statutory net income	$277	$13	$24
Deferred policy acquisition costs	544	259	329
Earnings of subsidiaries	125	(301)	(60)
Statutory expense of minimum pension liability adjustment		81
Unrealized losses on partnerships and joint ventures	(20)	(45)	(31)
Deferred income taxes	(121)	4	(29)
Insurance and annuity reserves	(464)	58	25
Other	95	(40)	(17)

Net income as reported herein	$436	$29	$241

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2003 statutory results, Pacific Life could pay $380 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2003 statutory results, PL&A could pay $22 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

5.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $298 million as of December 31, 2003 and 2002, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $317 million and $326 million as of December 31, 2003 and 2002, respectively. The contribution to income from the Closed Block amounted to $2 million, $5 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2003, 2002 and 2001, respectively.

6.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounts for its investment in Scottish on the equity method as it continues to hold two of the nine board positions on the Scottish Board of Directors.

In October 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $ 1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

7.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount			Estimated Fair Value
		Gross Unrealized

		Gains	Losses

	(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,439	1,184	61	15,562
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,844	$1,705	$180	$23,369

Total equity securities	$106	$23	$1	$128

As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$83	$10	$3	$90

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2003, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value

		Gains	Losses

	(In Millions)
Due in one year or less	$880	$34	$1	$913
Due after one year through five years	6,261	468	22	6,707
Due after five years through ten years	5,045	449	23	5,471
Due after ten years	4,055	468	51	4,472

	16,241	1,419	97	17,563
Mortgage-backed and asset-backed securities	5,603	286	83	5,806

Total	$21,844	$1,705	$180	$23,369

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of December 31, 2003.

	Total

	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	4	39
Redeemable preferred stock	2	3

Total fixed maturity securities	260	2,176	(89)
Total equity securities	26	6	(1)

Total	286	$2,182	($90)

	Less than 12 Months			12 Months or Greater

	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39		1
Redeemable preferred stock	1			1	3

Total fixed maturity securities	224	1,908	(66)	36	268	(23)
Total equity securities	12			14	6	(1)

Total	236	$1,908	($66)	50	$274	($24)

As of December 31, 2003, the Company holds seven fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these seven securities is $44 million and ($12) million, respectively. The securities represent investments in a foreign central bank and the utilities industry.

The Company has evaluated the temporarily impaired securities determining that the Company has the ability and intent to hold the securities until recovery.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,

	2003	2002	2001

	(In Millions)
Fixed maturity securities	$1,315	$1,211	$1,118
Equity securities	5	5	5
Mortgage loans	198	182	215
Real estate	32	34	64
Policy loans	200	203	202
Other	153	172	163

Gross investment income	1,903	1,807	1,767
Investment expense	118	126	139

Net investment income	$1,785	$1,681	$1,628

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,

	2003	2002	2001

	(In Millions)
Fixed maturity securities
Gross gains on sales	$40	$18	$20
Gross losses on sales	(57)	(48)	(26)
Other than temporary impairments	(140)	(209)	(36)
Other	2	21	13

Subtotal	(155)	(218)	(29)

Equity securities
Gross gains on sales	7	5	28
Gross losses on sales		(4)	(11)
Other than temporary impairments	(4)	(25)	(31)
Other	1

Subtotal	4	(24)	(14)

Mortgage loans	(3)	(3)
Real estate	(3)	5	9
Interest in PIMCO (Note 2)	327
Other investments	73	(29)	21

Total	$243	($269)	($13)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Available for sale securities:
Fixed maturity	$551	$735	$140
Equity	15	(4)	5

Total	$566	$731	$145

Trading securities	$ 53	($18)	($17)

Realized gains (losses) on trading securities held as of December 31, 2003 and 2002, were $21 million and ($33) million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2003 and 2002, totaled $5 million and $16 million, respectively.

As of December 31, 2003 and 2002, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 2) exceeds 10% of total stockholder’s equity as of December 31, 2003.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2003, approximately $956 million, $375 million, $341 million, $310 million and $224 million were located in California, Texas, Virginia, Michigan and Arizona, respectively.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2003 and 2002. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2003 or 2002.

During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. Additionally, goodwill related to the acquisition of real estate property acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance, and written down $5 million during the year ended December 31, 2003. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million.

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2003		December 31, 2002
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 7)	$23,497	$23,497	$20,837	$20,837
Trading securities	306	306	572	572
Mortgage loans	3,811	4,163	3,123	3,427
Policy loans	5,407	5,407	5,115	5,115
Interest in PIMCO (Note 2)	1,089	1,089	2,054	2,054
Derivative instruments (Note 9)	830	830	280	280
Cash and cash equivalents	496	496	581	581
Notes receivable from affiliates (Note 17)			106	106
Liabilities:
Funding agreements and guaranteed interest contracts	8,657	8,842	8,664	9,112
Fixed account liabilities	5,141	5,149	3,965	3,986
Short-term debt	125	125	325	325
Long-term debt	150	178	150	175
Derivative instruments (Note 9)	140	140	332	332

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2003 and 2002:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and guaranteed interest contracts (GICs) is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The notional or contract amounts and estimated fair value of outstanding derivative instruments as of December 31, 2003 and 2002 are as follows:

	Net Assets (Liabilities)

	Notional or Contract Amounts 2003	Notional or Contract Amounts 2002	Estimated Fair Value 2003	Estimated Fair Value 2002

	(In Millions)
Interest rate swaps	$ 5,206	$ 5,300	($347)	($500)
Credit default and total return swaps	1,254	1,430	(8)	(89)
Foreign currency swaps and forwards	5,024	4,223	1,035	526
Synthetic GICs	4,835	3,894
Interest rate floors, caps, options, and swaptions	3,744	1,289	10	11
Financial futures contracts	89	134

Total	$20,152	$16,270	$ 690	($52)

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate and foreign currencies. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2003 and 2002. Over the next 12 months, the Company anticipates that $2 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2003, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps, foreign currency swaps, credit default swaps, and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate, foreign currencies, and credit risk.

Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security.

For the years ended December 31, 2003, 2002, and 2001 the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into swaps, foreign currency forward contracts, interest rate futures contracts, interest rate cap and floor agreements, options, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk, credit risk, equity risk, and for yield enhancement purposes. The Company uses credit default, asset, and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain assets and liabilities, and to take advantage of market opportunities.

Asset swaps involve the receipt of floating rate payments in exchange for the rights associated with the conversion option in the underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date.

Interest rate floor agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. Written covered options obligate the Company to deliver the underlying securities held at a specified price on the expiration date. Cash requirements for these instruments are generally limited to the price of the specified bond to be delivered.

Net realized investment gains for the years ended December 31, 2003, 2002 and 2001, include $24 million, $3 million and $19 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

EMBEDDED DERIVATIVES

The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2003, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $4.8 billion compared to $3.9 billion as of December 31, 2002. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. The estimated fair value of the liability for these riders as of December 31, 2003 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the table above.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2003

	Notional Amount	Credit Exposure

	(In Millions)
AAA	$904	$54
AA	2,578	157
A	4,676	74

Total	$8,158	$285

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2003	2002

	(In Millions)
Universal life	$14,123	$13,088
Funding agreements	6,677	6,383
Fixed account liabilities	5,141	3,965
Guaranteed interest contracts	1,980	2,281

Total	$27,921	$25,717

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2003	2002

	(In Millions)
Annuity reserves	$3,708	$3,516
Unearned revenue reserve	479	423
Closed block liabilities	315	324
Policy benefits payable	296	280
Life insurance	235	208
Other	20	24

Total	$5,053	$4,775

UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following table provides a reconciliation for the activity in the group health unpaid claims and claim adjustment expenses, which is included in the liability for future policy benefits.

	Years Ended December 31,
	2003	2002

	(In Millions)
Balance at January 1	$172	$159
Less reinsurance recoverable	2

Net balance at January 1	170	159

Incurred related to:
Current year	784	753
Prior years	(20)	(22)

Total incurred	764	731

Paid related to:
Current year	651	614
Prior years	126	106

Total paid	777	720

Net balance at December 31	157	170
Plus reinsurance recoverables	1	2

Balance at December 31	$158	$172

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $20 million and $22 million for the years ended December 31, 2003 and 2002, respectively.

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. There was no commercial paper debt outstanding as of December 31, 2002. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2003 and 2002. The credit facility matures in 2007.

Pacific Asset Management LLC (PAM), a wholly owned subsidiary of Pacific Life, had bank borrowings outstanding of $325 million as of December 31, 2002. The interest rate ranged from 1.5% to 1.6%. The amount of the borrowings and the interest rates reset monthly. The borrowing limit for PAM, as of December 31, 2002, was $325 million. The PAM borrowings were repaid in 2003.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2003, 2002 and 2001, and is included in net investment income.

12.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Current	$189	($104)	($5)
Deferred	(26)	(8)	60

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$51

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Deferred policy acquisition costs	$125	$119	$99
Low income housing tax credit carryover	74	(43)	(31)
Investment valuation	42	(34)	(7)
Partnership income	19	(20)	(26)
Duration hedging	(13)	(1)
Policyholder reserves	(113)	(29)	7
Interest in PIMCO (Note 2)	(147)	(8)
Other	(13)	8	14

Provision for deferred taxes	($26)	($8)	$56

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$209	($29)	$106
State income taxes	11	3	4
Amounts related to prior periods	(10)	(39)	(26)
Nontaxable investment income	(16)	(9)	(6)
Low income housing and foreign tax credits	(30)	(32)	(28)
Other	(1)	(6)	5

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$ 51

The net deferred tax liability, included in other liabilities as of December 31, 2003 and 2002, is comprised of the following tax effected temporary differences:

	December 31,
	2003	2002

	(In Millions)
Deferred tax assets
Policyholder reserves	$319	$206
Investment valuation	91	133
Deferred compensation	34	29
Duration hedging	32	19
Retirement benefits	18	21
Dividends	6	7
Low income housing tax credit carryover		74
Other	13	2

Total deferred tax assets	513	491

Deferred tax liabilities
Deferred policy acquisition costs	(444)	(319)
Interest in PIMCO (Note 2)	(240)	(387)
Partnership income	(23)	(4)
Depreciation	(10)	(11)

Total deferred tax liabilities	(717)	(721)

Net deferred tax liability from operations	(204)	(230)
Unrealized gain on derivatives and securities available for sale	(450)	(219)
Unrealized gain on interest in PIMCO (Note 2)	(129)	(243)
Minimum pension liability adjustment and other	2	23

Net deferred tax liability	($781)	($669)

13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$415	$479	$101
Holding gain (loss) on derivatives	56	(144)	(25)
Income tax expense	(166)	(117)	(28)
Reclassification adjustment:
Realized loss on sale of securities available for sale	163	243	52
Realized loss on derivatives	8	6	71
Provision for income tax benefit	(60)	(87)	(44)
Allocation of holding (gain) loss to deferred policy acquisition costs	19	(85)	2
Provision for income (taxes) benefit	(7)	30	(1)

Net unrealized gain on securities available for sale	428	325	128
Minimum pension liability and other adjustments	41	(44)
Increase (decrease) in unrealized gain on interest in PIMCO (Note 2)	(180)	225	111

Total	$289	$506	$239

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2003	2002

	(In Millions)
Universal life deposits	($99)	($91)
Future policy benefits	200	169
Paid claims	54	37
Unpaid claims	12	12
Other	31	29

As of December 31, 2003, 86% of the reinsurance recoverables were from three reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Direct premiums	$1,270	$1,181	$923
Ceded reinsurance	(158)	(137)	(129)
Assumed reinsurance	34	14	18

Insurance premiums	$1,146	$1,058	$812

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Ceded reinsurance netted against policy fees	$103	$78	$85
Ceded reinsurance netted against net investment income	283	277	266
Ceded reinsurance netted against interest credited	217	219	210
Ceded reinsurance netted against policy benefits	139	122	115
Assumed reinsurance included in policy benefits	15	6	11

15.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

The following is segment information as of and for the year ended December 31, 2003:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Insurance premiums	($76)	$253		$969			$1,146
Policy fees	644	3	$285				932
Net investment income	685	876	197	25		$2	1,785
Net realized investment gain (loss)	(64)	(67)	(7)	(5)		386	243
Commission revenue			1		$682	(496)	187
Other income	21	4	117	1	58	28	229

Total revenues	1,210	1,069	593	990	740	(80)	4,522

BENEFITS AND EXPENSES
Policy benefits	253	499	18	746			1,516
Interest credited	544	455	154				1,153
Commission expenses	115	4	213	69	676	(496)	581
Operating expenses	187	20	160	133	64	109	673

Total benefits and expenses	1,099	978	545	948	740	(387)	3,923

Income before provision for income taxes	111	91	48	42		307	599
Provision for income taxes	9	11	1	14		128	163

Net income	$102	$80	$47	$28	$0	$179	$436

Total assets	$21,343	$14,911	$26,757	$484	$114	$1,769	$65,378
Deferred policy acquisition costs	1,197	73	1,547				2,817
Separate account assets	4,083	419	20,661				25,163
Policyholder and contract liabilities	15,355	12,765	4,651	203			32,974
Separate account liabilities	4,083	419	20,661				25,163

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Insurance premiums	($74)	$191		$941			$1,058
Policy fees	604	3	$250				857
Net investment income	668	806	119	26		$62	1,681
Net realized investment loss	(83)	(71)	(11)			(104)	(269)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	938	460	969	588	(392)	3,704

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	459	94				1,083
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	909	545	921	587	(226)	3,787

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	($51)	$31	$1	($63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	1,007	73	1,181				2,261
Separate account assets	3,296	1,935	14,010				19,241
Policyholder and contract liabilities	14,170	12,631	3,467	224			30,492
Separate account liabilities	3,296	1,935	14,010				19,241

The following is segment information for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

REVENUES			(In Millions)
Insurance premiums	($59)	$113		$723		$35	$812
Policy fees	582	2	$237				821
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		6		2		(21)	(13)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	962	403	746	621	(274)	3,654

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	457	67				1,030
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	831	391	720	616	(239)	3,351

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	($7)	$241

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2003 and 2002, the projected benefit obligation was $84 million and $75 million, respectively.

During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2003 and 2002 was zero. The net periodic benefit cost of the SERPs was $8 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Millions)
Service cost - benefits earned during the year	$16	$15	$14
Interest cost on projected benefit obligation	18	16	14
Expected return on plan assets	(13)	(14)	(16)
Amortization of net obligations and prior service cost	4	1

Net periodic pension expense	$25	$18	$12

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2003	2002

	(In Millions)
Change in Benefit Obligation:
Benefit obligation, beginning of year	$279	$208
Service cost	16	15
Interest cost	18	16
Transfer of liabilities and plan amendments		43
Actuarial loss	24	13
Benefits paid	(22)	(16)

Benefit obligation, end of year	$315	$279

Change in Plan Assets:
Fair value of plan assets, beginning of year	$175	$181
Actual return on plan assets	44	(26)
Employer contributions	45	36
Benefits paid	(22)	(16)

Fair value of plan assets, end of year	$242	$175

Funded Status Reconciliation:
Funded status	($73)	($104)
Unrecognized transition asset	4	4
Unrecognized prior service cost	6	7
Unrecognized actuarial loss	58	69

Accrued benefit liability	($5)	($24)

	December 31,

	2003	2002

	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$63
Accrued benefit liability	(86)	($103)
Intangible asset	9	11
Accumulated other comprehensive income	9	68

Net amount recognized	($5)	($24)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	($59)	$68

	December 31,

	2003	2002

Weighted-average assumptions used to determine benefit obligations
Discount rate	6.00%	6.75%
Rate of compensation increase	4.00%	4.00%

	Year Ended December 31,

	2003	2002

Weighted-average assumptions used to determine net periodic benefit costs
Discount rate	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.50%
Rate of compensation increase	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2003, amounted to $22 million. Pacific Life expects to contribute $23 million to the plans in 2004. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2004	$30
2005	29
2006	30
2007	34
2008	30
2009-2013	152

The Company’s pension plans weighted average asset allocations by asset category are as follows:

	December 31,
	2003	2002

Asset Category
Equity-type investments	67%	62%
Fixed income investments	33%	38%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption of more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2003, 2002 and 2001 was $1 million. As of December 31, 2003 and 2002, the accumulated benefit obligation was $21 million and $19 million, respectively. The fair value of the plan assets as of December 31, 2003 and 2002 was zero. The amount of accrued benefit cost included in other liabilities was $22 million and $23 million as of December 31, 2003 and 2002, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 12.0% and 13.0% for 2003 and 2002, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be increased by 7.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 8.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be decreased by 6.4%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 7.6%.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% and 6.75% for 2003 and 2002, respectively.

Benefit payments for the year ended December 31, 2003 amounted to $2 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:

2004	$2
2005	3
2006	3
2007	3
2008	3
2009-2013	15

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was enacted. As of December 31, 2003, the Company’s retiree medical plan provides prescription drug coverage for eligible retirees. On January 12, 2004, the FASB issued FASB Staff Position (FSP) No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP No. 106-1 permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one time election to defer accounting for the effects of the Act, which the Company did in January 2004. The information relating to the postretirement benefits described in this note does not reflect the effects of the Act. Once specific authoritative guidance on the accounting for the Federal subsidy provided to plan sponsors when their plans provide prescription drug coverage is available, the Company will reflect the Act in the liabilities associated with the postretirement benefits described herein.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $10 million and $9 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 15). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $141 million, $123 million and $120 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in other income. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $4 million, $4 million and $1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in insurance premiums are amounts ceded to subsidiaries of Scottish (Note 6), of $16 million and $3 million for the years ended December 31, 2003 and 2002, respectively.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 was $76 million. The interest rate as of December 31, 2002 was 1.7%. This loan was repaid during 2003.

PAM had an agreement to loan ACG up to $100 million at variable rates. The outstanding balance as of December 31, 2002 was $11 million. The interest rate as of December 31, 2002 was 3.4%. This loan was repaid during 2003.

PAM has an agreement to loan Pacific Asset Funding, LLC (PAF), a wholly owned subsidiary of Pacific LifeCorp, up to $53 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%. This loan was repaid during 2003.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2004	$833
2005 through 2008	691
2009 and thereafter	131

Total	$1,655

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $17 million, $16 million and $15 million for the years ended December 31, 2003, 2002 and 2001, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2004	$18
2005 through 2008	52
2009 and thereafter	20

Total	$90

In December 2002, Pacific Life entered into a participation agreement with a third-party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of ACG for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of this facility was $45 million. The facility was repaid in 2003 upon which the liquidity commitment related to the facility was extinguished.

Pacific Life and PAM have an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million. Additionally, in connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and therefore no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.